FIRST AMENDMENT AGREEMENT


                  This FIRST AMENDMENT AGREEMENT, dated as of November 19, 1996 (this "Agreement"), is between KOMAG, INCORPORATED, a Delaware corporation ("Borrower"), and THE INDUSTRIAL BANK OF JAPAN, LIMITED, SAN FRANCISCO AGENCY ("Bank"), with respect to the Credit Agreement, dated as of December 15, 1995, between Borrower and Bank (the "Credit Agreement").

         The parties hereto agree as follows:

         Section 1. Definitions. Terms defined in the Credit Agreement are used herein with the same meanings unless otherwise specifically defined herein.

         Section 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended:

                   (a) To amend and restate in its entirety the following definition in Section 1.1 thereof as follows:

                           "Maturity  Date":   December  15,  2000,   unless  an
                  extension shall occur under Section 2.1, in which case "Maturity Date" shall mean the amended Maturity Date resulting from such extension.

                  (b) To amend and  restate in its  entirety  subsection  (c) of
Section 2.3 thereof as follows:

                           (c) Eurodollar Rate Loans.  Revolving Loans which are
                  Eurodollar Rate Loans shall bear interest for each Interest Period with respect thereto on the unpaid principal amount thereof at a rate per annum equal to the Eurodollar Rate determined for such Interest Period plus 0.550 percentage points.

         Section 3. Effect. Except as specifically set forth herein, this Agreement does not limit, modify, amend, waive, grant any consent with respect to, or otherwise affect (a) any right, power or remedy of the Bank under the Credit Agreement or any other Loan Document, (b) any provision of the Credit Agreement or any other Loan Documents, all of which shall remain in full force and effect and are hereby ratified and confirmed. This Agreement does not
entitle,   or  imply  any  consent  or  agreement  to,  any  further  or  future modification of, amendment to, waiver of, or consent with respect to any provision of the Credit Agreement or any other Loan Document.
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         Section 4.  Conditions of  Effectiveness.  This Agreement  shall become effective as of the date hereof when Bank has received a counterpart hereof signed by Borrower.

         Section 5. Counterparts: Facsimile Signatures. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original with the same effect as if all the signatures were on the same instrument. Delivery of an executed counterpart of the signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement. Any party delivering an executed counterpart of the signature page to this Agreement by telecopier shall thereafter promptly deliver a manually executed counterpart of this Agreement, but the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

         Section 6. Governing Law and Submission to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA AND IS SUBJECT TO THE PROVISIONS OF SECTION 8.8 OF THE CREDIT AGREEMENT, RELATING TO SUBMISSION TO JURISDICTION, THE PROVISIONS OF WHICH ARE BY THIS REFERENCE HEREBY INCORPORATED HEREIN IN FULL.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective authorized signatories as of the date first above written.

                                   "BORROWER"

                                   KOMAG, INCORPORATED


                                   By       /s/ Stephen C. Johnson
                                      -------------------------------
                                   Title:   President & CEO
                                          ---------------------------

                                   "BANK"

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, SAN FRANCISCO AGENCY


                                   By       /s/
                                      -------------------------------
                                   Title:   General Manager
                                          ---------------------------

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